UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 1, 2015
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
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  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

ITEM 8.01:                                OTHER EVENTS John Wiley & Sons announces retirement of

                    Chairman Peter Booth Wiley

Hoboken, NJ, USA – October 1, 2015 – John Wiley & Sons, Inc., announced that its Board of Directors has elected Matthew S. Kissner to succeed Peter Booth Wiley as Chairman of the Board.  Mr. Wiley was elected to another term as Director.

Mr. Wiley, who joined the Board in 1984 and succeeded his brother Bradford Wiley II as Chairman in 2002, publicly declared his intention to retire on December 22, 2014.

Mr. Kissner is a former Executive Vice President and Group President of Pitney Bowes and has held leadership positions at Banker’s Trust, Citigroup, and Morgan Stanley.  He is a member of the Executive Committee of the Board of Directors of the Regional Plan Association, as well as its Treasurer.  Mr. Kissner has served on Wiley’s Board since 2003, including service as chair of the Executive, Governance, Audit, and Compensation committees.

Speaking of his decision to retire as Chairman, Mr. Wiley said, “Matt has been a leading voice on our Board for years, representing the Board’s and the Wiley family’s commitment to a significant number of independent directors.  He knows both our company and our business well, having extended his knowledge over the past year as he has traveled with me to a number of our offices and talked with many of our colleagues. I am truly grateful for the support I have received over the years from my Board colleagues, as well as for the opportunity to learn publishing from my Wiley colleagues and from our customers and partners. Although I am stepping down as Chairman after thirteen years, the Wiley family remains dedicated to its leadership role in the governance of the company and to maintaining Wiley’s legacy as an independent, competitively ambitious enterprise committed to quality content, a strong Board, experienced management, and a global community of creative colleagues.”

About Wiley

Wiley is a global provider of knowledge and knowledge-enabled services that improve outcomes in areas of research, professional practice, and education.  Through the Research segment, the Company provides digital and print scientific, technical, medical, and scholarly journals, reference works, books, database services, and advertising. The Professional Development segment provides digital and print books, online assessment and training services, and test prep and certification.   In Education, Wiley provides education solutions including online program management services for higher education institutions and course management tools for instructors and students, as well as print and digital content.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Mark Allin
Mark Allin
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and
Chief Financial Officer

Dated: October 1, 2015